Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liquidia Corporation, a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Damian deGoa, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2021	By:	/s/ Damian deGoa
	Name:	Damian deGoa
	Title:	Chief Executive Officer (Principal Executive Officer)